UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 17, 2026

CREDIT ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Michigan		000-20202	38-1999511
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

25505 West Twelve Mile Road
Southfield,	Michigan		48034-8339
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:   (248) 353-2700

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	CACC	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 17, 2026, Credit Acceptance Corporation (the “Company”, “Credit Acceptance”, “we”, “our” or “us”) entered into separate consent judgments (collectively, the “Agreements”) with the office of the attorney general (the “attorney general”) of 40 states (Alabama, Alaska, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Hawaii, Illinois, Indiana, Kentucky, Louisiana, Maine, Maryland, Michigan, Minnesota, Nebraska, Nevada, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Utah, Vermont, Virginia, Washington, and Wisconsin) (the “State Parties”) and the District of Columbia. The Agreements, each of which is subject to final court approval in the relevant jurisdiction, resolve the previously disclosed lawsuit filed against the Company on January 4, 2023, by the Office of the New York State Attorney General in the United States District Court for the Southern District of New York and claims related to the previously disclosed multi-state investigation to which the Company was subject involving the attorneys general of the District of Columbia and the State Parties other than New York. In entering into the Agreements, the Company has made no admission of wrongdoing or liability.

Under the terms of the Agreements, the Company will pay an aggregate of $15.5 million to the attorneys general of the State Parties and the District of Columbia (the “Participating Attorneys General”); will pay a total amount of $60 million to a trust account to be used by a settlement administrator selected by a committee of the Participating Attorneys General for the purpose of remediating alleged consumer losses; and will provide debt relief in the form of a waiver of all outstanding balances to certain customers with open accounts as of December 1, 2025, aggregating to an estimated $634,000,000. Such payments and debt relief will not require the Company to record charges beyond amounts previously accrued and disclosed in the Company’s financial statements.

The Agreements require the Company for five years to implement changes to its debt-collection practices for consumer loans originated after December 1, 2025 that meet specified criteria. The Agreements also require, among other things, that, for a seven-year period, the Company issue or require participating dealers to issue additional consumer-facing disclosures regarding vehicle financing, vehicle pricing, and ancillary products and maintain and/or establish policies and practices relating to, among other things, debt relief, affordability‑related protections, dealer oversight and non-use of starter interruption devices. The Company believes these prescriptions and requirements are broadly consistent with regulatory expectations in the automotive finance industry and do not fundamentally alter the Company’s business model or materially affect its business. The Agreements require that the Company provide annual reports addressing the Company’s compliance with the Agreements to a monitoring committee for five years and maintain records necessary to demonstrate compliance for at least three years.

The Agreements provide for the release by the attorneys general of specified claims relating to the matters resolved by the Agreements, subject to stated exclusions.

There can be no assurance as to whether the court in each relevant jurisdiction will approve the applicable Agreement or as to the timing of such approval.

The foregoing description of the Agreements is qualified in its entirety by reference to the copy of the Agreement and the accompanying schedule included in Exhibit 10.1 to this report, which exhibit is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure.

On September 17, 2026, the Company issued a press release relating to the Agreements. A copy of the press release is furnished pursuant to Item 7.01 of Form 8‑K as Exhibit 99.1 to this report.

The information furnished in this report pursuant to Item 7.01 of Form 8-K, including Exhibit 99.1 to this report, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Consent judgment entered into on September 17, 2026, between Credit Acceptance Corporation and the office of the attorney general of the state of Maryland, with a schedule identifying other consent judgments not filed as exhibits to this report in accordance with Instruction 2 to Item 601 of Regulation S-K.
99.1	Press release dated September 17, 2026.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

Forward-Looking Statements

We claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 for all of our forward-looking statements. Statements in this report that are not historical facts, such as those using terms like “may,” “will,” “should,” “believe,” “expect,” “anticipate,” “assume,” “forecast,” “estimate,” “intend,” “plan,” “target,” or similar expressions, and those regarding our future results, plans, and objectives, are “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this report. Actual results could differ materially from these forward-looking statements since the statements are based on our current expectations, which are subject to risks and uncertainties. Factors that might cause such a difference include, but are not limited to, the factors set forth in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on February 13, 2026, and other risk factors discussed or listed from time to time in our reports filed with the SEC. We do not undertake, and expressly disclaim any obligation, to update or alter our statements, whether as a result of new information or future events or otherwise, except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION

Date: September 18, 2026	By:	/s/ Erin J. Kerber
Erin J. Kerber
Chief Legal Officer, Chief Compliance Officer and Secretary